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                                                                    Exhibit 99.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statements on Forms S-8 (Nos. 333-14471, 333-14479, 333-61673, 333-61687,
333-68771 and 333-89905) and Forms S-3 (Nos. 333-58350, 333-46432, 333-46432-01,
333-46432-02) of HCC Insurance Holdings, Inc. of our report, which include an emphasis paragraph related to a change in the Company's method of revenue recognition for certain contracts, dated March 21, 2001, except for the second paragraph of Note 2, as to which the date is May 28, 2001, relating to the financial statements, which appear in the accompanying HCC Insurance Holdings, Inc.'s Form 8-K.



/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
Houston, Texas
June 14, 2001